SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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LODGENET ENTERTAINMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3900 West Innovation Street
Sioux Falls, South Dakota 57107

April 7, 2003

Dear Fellow Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders of LodgeNet Entertainment Corporation. The meeting will be held on Wednesday, May 14, 2003, at 9:00 a.m., Central Daylight Time, at LodgeNet’s Headquarters and Distribution Center, 3900 West Innovation Street, Sioux Falls, South Dakota 57107. I encourage you to read carefully the enclosed Notice of Annual Meeting and Proxy Statement.

      I hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting. Your vote is important, whether you own a few shares or many.

Sincerely,

SCOTT C. PETERSEN
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ABOUT THE ANNUAL MEETING
ELECTION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS
PERFORMANCE GRAPH
APPROVAL OF THE COMPANY’S 2003 STOCK OPTION AND INCENTIVE PLAN
2003 STOCK OPTION AND INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ANNUAL REPORT
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
Audit Committee Charter
LODGENET ENTERTAINMENT CORPORATION LODGENET 2003 STOCK OPTION AND INCENTIVE PLAN

LODGENET ENTERTAINMENT CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of LodgeNet Entertainment Corporation (the “Company”) will be held at LodgeNet’s Headquarters and Distribution Center, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 14, 2003, at 9:00 a.m., Central Daylight Time, for the purpose of considering and voting upon the following matters:

To Receive and Consider:

      The report of management on the business of the Company and the Company’s audited financial statements for the fiscal year ended December 31, 2002, together with the report thereon of PricewaterhouseCoopers LLP, the Company’s independent accountants.

To Act On:

1.	Election of Directors. To elect two persons to the Board of Directors of the Company to serve for three-year terms expiring in 2006 and until such persons’ successors are elected and qualified. The Board of Directors’ nominees are:

R. Douglas Bradbury
Richard R. Hylland

2.	Approval of 2003 Stock Option and Incentive Plan. To ratify and approve the Company’s 2003 Stock Option and Incentive Plan (the “2003 Plan”), which will authorize up to 900,000 shares available for issuance upon the exercise of awards granted pursuant to the 2003 Plan.

3.	Ratification of Appointment of Independent Accountants. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

      Only those stockholders of record on March 17, 2003 shall be entitled to notice of and to vote in person or by proxy at the Meeting.

      The Proxy Statement which accompanies this notice contains additional information regarding the proposals to be considered at the Meeting and stockholders are encouraged to read it in its entirety.

      As set forth in the enclosed Proxy Statement, the proxy is solicited by and on behalf of the Board of Directors of the Company. It is expected that these materials will be first mailed to stockholders on or about April 7, 2003.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO BE SURE THAT YOUR STOCK IS VOTED. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

By Order of the Board of Directors,

DANIEL P. JOHNSON
Secretary

Dated: April 7, 2003

LODGENET ENTERTAINMENT CORPORATION

3900 West Innovation Street
Sioux Falls, South Dakota 57107
(605) 988-1000

PROXY STATEMENT
Annual Meeting of Stockholders
May 14, 2003
GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of LodgeNet Entertainment Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held on Wednesday, May 14, 2003, at LodgeNet’s Headquarters and Distribution Center, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 at 9:00 a.m., Central Daylight Time, and at any and all adjournments thereof. Scott C. Petersen and Gary H. Ritondaro, the designated proxyholders (the “Proxyholders”), are members of the Company’s management. This Proxy Statement and the enclosed proxy card (the “Proxy”) and other enclosures will be first mailed to stockholders on or about April 7, 2003. Only stockholders of record on March 17, 2003 (the “Record Date”) are entitled to vote in person or by proxy at the Meeting.

ABOUT THE ANNUAL MEETING

What is the purpose of the Meeting?

      At the Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, including the election of directors, approval of the Company’s 2003 Stock Option and Incentive Plan, and ratification of the Company’s independent accountants. In addition, management will report on the performance of the Company and respond to questions from Stockholders.

Who is entitled to vote at the Meeting?

      Only stockholders of record at the close of business on March 17, 2003, the Record Date for the Meeting, are entitled to receive notice of and to participate in the Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

What are the rights of the holders of LodgeNet common stock?

      Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the Meeting.

Who can attend the Meeting?

      All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the Record Date.

May I record the Meeting?

      No. Cameras, recording devices and other electronic devices are not permitted at the Meeting.

What constitutes a quorum?

      The presence at the Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, thus permitting the Meeting to conduct its business. As of the Record Date, 12,431,149 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 6,215,575 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, it will be voted as you direct. If you attend the meeting in person, you may deliver your completed proxy card in person. Proxy cards and ballots will be available at the Meeting.

Is cumulative voting allowed?

      No. The Company’s Certificate of Incorporation does not authorize cumulative voting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock standing in his, her or its name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Can I vote electronically over the Internet?

      You should refer to the instructions included with your proxy card or contact your broker or nominee to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed Proxy bearing a later date. The powers of the Proxyholders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted Proxy.

What are the Board’s recommendations?

      Unless you give instructions on your proxy card, the persons named as Proxyholders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of directors (see Item 1);

•	for approval of the Company’s 2003 Stock Option and Incentive Plan (see Item 2); and

•	for ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for fiscal 2003 (see item 3)

      With respect to any other matter that properly comes before the meeting, the Proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Who pays for the cost of soliciting proxies?

      This Proxy Statement is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

How much stock is authorized and how much was outstanding on the Record Date?

      As of the Record Date, the authorized capital of the Company consists of 50,000,000 shares of common stock, par value $.01 per share, of which 12,431,149 shares were issued and outstanding, and 5,000,000 shares of preferred stock, $.01 par value, of which there were no shares outstanding.

Who are the largest owners of the Company’s stock and how much stock do the Company’s directors and executive officers own?

      The following table sets forth the beneficial ownership of the Company’s stock as of the Record Date by each person known to the Company to be the record or beneficial owner of more than five percent of the outstanding shares of common stock (other than depositories holding shares of common stock in “street name”), by each director and nominee for director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers, as a group:

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership(3)	Class(3)

Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer (4)	542,225	4.4%
David M. Bankers, Senior Vice President, Product & Technology(4)	120,349	*
Stephen D. McCarty, Senior Vice President, Sales & Hotel Relations(4)(19)	25,083	*
Steven R. Pofahl, Senior Vice President, Technical Operations(4)(20)	31,960	*
John M. O’Haugherty, Senior Vice President, Chief Operating Officer(4)(22)	154,617	1.2%
Gary H. Ritondaro, Senior Vice President, Finance, Information & Administration(4)(23)	26,793	*
R. Douglas Bradbury, Director(5)	43,626	*
Lawrence Flinn, Jr., Director(6)	170,185	1.4%
Richard R. Hylland, Director(7)	75,185	*
R. F. Leyendecker, Director(8)	77,185	*
Jarl Mohn, Director(9)(21)	24,649	*
Alex Brown Investment Management(10)	948,600	7.6%
Barclays Global Investors NA(11)	728,428	5.9%
Hilton Hotels Corporation(12)	1,596,198	12.8%
PAR Investment Partners, L.P.(13)	1,825,000	14.7%
Vanguard Explorer Fund(14)	919,700	7.4%
Wellington Management Company LLP(15)	1,643,700	13.2%

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership(3)	Class(3)

Deutsche Bank AG(16)	911,315	7.3%
TimesSquare Capital Management Inc.(17)	966,493	7.8%
U.S. Bancorp(18)	677,194	5.4%
Directors and Executive Officers(4)(5)(6)(7)(8)(9)(19) (20) (21)(22) (A group of 11 persons)	1,291,857	10.4%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of such person is 3900 West Innovation Street, Sioux Falls, South Dakota 57107.

(2)	Each named person has sole voting and investment power with respect to the shares listed, except as noted below.

(3)	Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person (or group).

(4)	Includes shares issuable upon the exercise of options to purchase Common Stock which the person (or group) has the right to acquire within 60 days after the Record Date as follows: Mr. Petersen, 427,843 shares; Mr. Bankers, 120,250 shares; Mr. McCarty, 23,625 shares; Mr. O’Haugherty, 154,617 shares; Mr. Pofahl, 31,625 shares; and Mr. Ritondaro, 23,750 shares; and all directors and executive officers as a group, 1,057,710 shares. For Mr. Petersen, includes 38,500 shares owned by Mr. Petersen’s spouse and 6,150 shares owned by Mr. Petersen’s children. For Mr. Bankers, includes 99 shares owned by Mr. Bankers’ children.

(5)	Includes 42,000 shares of common stock which Mr. Bradbury has the right to acquire by the exercise of vested stock options.

(6)	Includes 65,000 shares of common stock which Mr. Flinn has the right to acquire by the exercise of vested stock options.

(7)	Includes 70,000 shares of common stock which Mr. Hylland has the right to acquire by the exercise of vested stock options.

(8)	Includes 75,000 shares of common stock which Mr. Leyendecker has the right to acquire by the exercise of vested stock options.

(9)	Includes 24,000 shares of common stock which Mr. Mohn has the right to acquire by the exercise of vested stock options.

(10)	The address for Alex Brown Investment Management is 217 E. Redwood Street, Suite 1400, Baltimore, Maryland, 21202; address and share ownership information based on Schedule 13G filed for the year ended December 31, 2002.

(11)	The address for Barclays Global Investors NA is 45 Fremont Street, San Francisco, CA 94105; address and share ownership information based on Schedule 13G filed for the year ended December 31, 2002.

(12)	Includes warrants for 1,596,198 shares, dated October 9, 2000 with an exercise price of $20.437 per share and an expiration date of October 9, 2007. The address for Hilton Hotels Corporation is 9336 Civic Center Drive, Beverly Hills, CA 90210.

(13)	The address of PAR Investment Partners, L.P. is One Financial Center, Suite 1600, Boston MA 02111; address and share ownership information based on Schedule 13G filed for the year ended December 31, 2002.

(14)	The address for Vanguard Explorer Fund is 100 Vanguard Blvd., Malvern, PA 19355; address and share ownership information based on Schedule 13G filed for the year ended December 31 2002.

(15)	The address of Wellington Management Company LLP is 75 State Street, Boston, Massachusetts 02109; address and share ownership information based on Schedule 13G filed for the year ended December 31, 2002.

(16)	The address of Deutsche Bank AG is Taunusanlage 12, D-60325, Frankfurt AM Main, Federal Republic of Germany; address and share ownership information based on Schedule 13G for the year ended December 31, 2002.

(17)	The address for TimesSquare Capital Management Inc. is 4 Times Square, New York, NY 10004; address and share ownership information based on Schedule 13G for the year ended December 31, 2002.

(18)	The address for U.S. Bancorp is 601 2nd Avenue South, First Bank Place, Minneapolis, MN 55402-4302; address and share ownership information based on Schedule 13G for the year ended December 31, 2002.

(19)	On July 15, 2002, Mr. McCarty was promoted by the Company to Senior Vice President, Sales & Hotel Relations.

(20)	On July 15, 2002, Mr. Pofahl was promoted by the Company to Senior Vice President, Technical Operations.

(21)	On May 28, 2002, Mr. Mohn was elected by the Company’s Board of Directors to fill a preexisting vacancy on the Board. Mr. Mohn’s term will expire in 2005.

(22)	As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005, but not in an executive capacity.

(23)	Mr. Ritondaro also serves as the Company’s Principal Financial & Accounting Officer.

ELECTION OF DIRECTORS

Board of Directors and Nominees

      The Company’s Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than three nor more than nine. The Board of Directors is currently composed of six members. The Bylaws further provide for the division of the directors into three classes of approximately equal size, with directors in each class elected for a three-year term and approximately one-third of the directors elected each year.

      The directors nominated for reelection are R. Douglas Bradbury and Richard R. Hylland. Mr. Bradbury and Mr. Hylland are each completing the terms to which they were elected by the stockholders in 2000. Each nominee has indicated his willingness to serve and, unless otherwise instructed, Proxies will be voted in favor of such nominees. In the event that either Mr. Bradbury or Mr. Hylland should be unable to serve as a director, it is intended that the Proxies will be voted for the election of a substitute nominee(s), if any, as shall be designated by the Board of Directors. The Company has no reason to believe that the nominees will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

      The following table sets forth certain information, as of the Record Date, with respect to the nominee for director and the continuing directors of the Company. The number of shares of common stock beneficially owned by the nominee for director and the continuing directors is set forth above under “Beneficial Ownership of Principal Stockholders and Management.”

			Year First
			Became
		Principal Occupation or Employment	Director (1)/
Name	Age	for the Past Five Years	Term Expires

Nominees for Director:
R. Douglas Bradbury	52	Vice Chairman of the Board of Level 3 Communications, Inc.* (“LVLT”), a telecommunications and information services company, February 2000-present, and Director, 1998- present; Executive Vice President, 1997-2002; and Chief Financial Officer; 1997-2000.	1999/2003
Richard R. Hylland	42	President, Chief Operating Officer and Director of NorthWestern Corporation* (NOR) from 1998-present; Vice Chairman of NorthWestern Growth Corporation from 1999- present; Executive Vice President of NOR 1995-1998; Chief Executive Officer, January-May 1999 and Chief Operating Officer, 1994-1999 of NorthWestern Growth Corporation (a wholly owned subsidiary of NOR); Director of MDC Communications* (MDCA), a provider of secure transaction products and services and communications and marketing services; Vice Chairman of Cornerstone Propane GP, Inc.; the Managing General Partner of Cornerstone Propane Partners, L.P.* (CNPP.PK); Vice Chairman of Blue Dot Service, Inc. (a subsidiary of NOR); Vice Chairman of Expanets, Inc. (a subsidiary of NOR).	1990/2003
Other Directors:
Lawrence Flinn, Jr.	67	Private Investor; Formerly Chairman, Chief Executive Officer and director of United Video Satellite Group, Inc.	1994/2004
R.F. Leyendecker	57	Private investor; former Vice President of Regulatory Affairs for NorthWestern Services Group, Inc. a wholly owned subsidiary of NorthWestern Corporation* (“NOR”), 2000-2002; President and Chief Executive Officer for NorthWestern Energy Corporation and NorCom Advanced Technologies, Inc. (both wholly owned subsidiaries of NOR), 1996-2000.	1986/2005
Jarl Mohn	51	President, The Mohn Family Foundation; former President & CEO of Liberty Digital, Inc., a former subsidiary of Liberty Media Corporation* (“L”), 1999-2002; former President and CEO of E! Entertainment Television, 1990-1999; Director of E. W. Scripps Company* (“SSP”); Director of The Game Show Network.	2002/2005

			Year First
			Became
		Principal Occupation or Employment	Director (1)/
Name	Age	for the Past Five Years	Term Expires

Scott C. Petersen	47	Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Petersen joined the Company in 1987 as Senior Vice President for Corporate and Legal Affairs, was appointed Executive Vice President and Chief Operating Officer in 1991, was appointed President and Chief Executive Officer in July 1998 and became Chairman of the Board in October 2000.	1993/2004

*	Denotes public company.

(1)	For purposes of this table, the year in which an individual first became a director of the Company shall be the year in which such individual was appointed to the Board of Directors of the Company or its South Dakota predecessor.

Procedures for Nominating Directors

      The procedures for nominating directors, other than by the Board of Directors, are set forth in the Bylaws. Nominations for the election of directors, other than by the Board of Directors, must be made by a stockholder entitled to vote for the election of directors by giving timely written notice to the Secretary of the Company at the Company’s principal office. Such notice must be received at least 90 days prior to the date on which, in the immediately preceding calendar year, the Company’s Annual Meeting of Stockholders for such year was held; provided, however, that in the event the date of the Annual Meeting is changed by more than 30 days from such anniversary date, such stockholder’s notice must be received by the Secretary of the Company no later than 10 days after notice or prior public disclosure of the meeting is first given or made to stockholders. The stockholder’s notice must be in writing and must set forth as to each proposed nominee all information relating to such person that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected. The stockholder notice must also set forth the name and address of the nominating stockholder. If the stockholder fails to comply with the above provisions, then the Chairman of the meeting may declare that the nomination was not made in accordance with the procedures prescribed by the Bylaws and the defective nomination may be disregarded.

Committees of the Board of Directors

      The Audit Committee of the Board of Directors is composed of not less than three non-employee directors who are financially literate in financial and auditing matters and are “independent”, as such term is defined by the Nasdaq listing standards. The Audit Committee of the Board of Directors is composed of Messrs. Bradbury (Chair), Hylland and Leyendecker. The Audit Committee provides assistance to the Board of Directors in satisfying its responsibilities relating to accounting, auditing, operating and reporting requirements of the Company. The Audit Committee also appoints the independent accountants to conduct the annual audit of the Company’s financial statements and confers with the independent accountants prior to the release of quarterly earnings. The Audit Committee met seven times during 2002.

      The Compensation Committee of the Board of Directors is composed of Messrs. Leyendecker (Chair), Flinn and Mohn, each of whom is “independent,” as such term is defined by the Nasdaq listing standards. The Compensation Committee is responsible for establishing compensation policies, for setting compensation levels for the Company’s executive officers and serves as disinterested administrators of the Company’s 1993 Stock Option Plan (the “1993 Plan”) and, once approved, the 2003 Stock Option and Incentive Plan (the “2003 Plan”). The Compensation Committee met four times during 2002. For a description of the functions of the Compensation Committee, see “ELECTION OF DIRECTORS — Executive Compensation — Report of the Compensation Committee on Executive Compensation.”

      The Governance Committee of the Board of Directors is composed of not less than three non-employee directors. The Governance Committee of the Board of Directors is composed of Messrs. Hylland (Chair), Bradbury, Flinn and Mohn. The Governance Committee oversees corporate governance matters and provides assistance to the Board of Directors in any matter involving governance issues. The Governance Committee also works with the Company and the Company’s compliance officer on issues concerning the Company’s Rules of Conduct and Ethics and the Company’s Non-Retaliation Policy. The Governance Committee was established in November 2002 and held its first meeting in February 2003.

      The Board of Directors met four times during 2002. All of the persons who were directors of the Company during 2002 attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he served.

Director Compensation

      The compensation to be paid to each non-employee director is set at $20,000 per year plus $500 for each committee meeting attended in person and $300 for each committee meeting attended by teleconference. The non-employee directors also receive reimbursement for travel and related expenses for attendance at Board of Directors and Committee meetings. The non-employee directors receive half of their annual retainer in the form of cash and the other half in shares of the Company’s common stock. In addition, non-employee directors may receive upon their initial election or appointment to the Board of Directors a nonqualified stock option to purchase no less than 12,000 shares of common stock under the 2003 Plan, plus non-employee directors receive 12,000 options on each anniversary of such election during the term of service. In addition, the 2003 Plan provides the Administrator the authority to grant non-employee directors additional nonqualified stock options from time to time.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

      Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC from January 1, 2002 through the Record Date, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC.

Executive Compensation

Summary of Cash and Certain Other Compensation

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chairman and Chief Executive Officer (“CEO”) and the Company’s executive officers other than the CEO (determined as of the end of the last fiscal year) (the “Named Executives”) whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2002.

Summary Compensation Table

					Long-Term
					Compensation
	Annual Compensation
					Number of
				Other Annual	Stock Options
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Granted(2)(#)

Scott C. Petersen	2002	411,539	359,846	46,325	57,500
Chairman of the Board, President,	2001	375,000	160,315	43,028	80,000
Chief Executive Officer	2000	330,000	127,723	39,627	110,000
Gary H. Ritondaro(3)	2002	320,577	179,022	27,481	25,000
Senior Vice President,	2001	240,539	71,905	144,890	65,000
Finance, Information & Administration
David M. Bankers	2002	228,269	127,485	20,543	25,000
Senior Vice President,	2001	210,000	61,425	18,653	35,000
Product &Technology	2000	185,000	48,352	16,752	54,000
John M. O’Haugherty(4)	2002	185,769	85,444	15,059	—
Senior Vice President,	2001	210,000	61,110	18,653	—
Chief Operating Officer	2000	190,000	48,352	17,127	54,000
Stephen D. McCarty(5)	2002	188,462	124,773	42,638	35,000
Senior Vice President,
Sales & Hotel Relations
Steven R. Pofahl(6)	2002	163,035	89,674	15,680	35,000
Senior Vice President,
Technical Operations

(1)	Reflects compensation paid to the Named Executives by the Company in order for them to purchase individual supplemental insurance coverage and other benefits. Also reflects $25,000 paid to Mr. McCarty for miscellaneous expense reimbursement.

(2)	Includes options granted in December 2002 as part of the 2003 compensation package as follows: Mr. Petersen, 57,500 options; Mr. Ritondaro, 25,000 options; Mr. Bankers, 25,000 options; Mr. McCarty, 20,000 options; and Mr. Pofahl, 20,000 options. Also includes 15,000 options granted on July 15, 2002 to each of Messrs. McCarty and Mr. Pofahl.

(3)	Mr. Ritondaro also serves as the Company’s Principal Financial & Accounting Officer

(4)	As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005, but not in an executive capacity.

(5)	On July 15, 2002, Mr. McCarty was promoted by the Company to Senior Vice President, Sales & Hotel Relations.

(6)	On July 15, 2002, Mr. Pofahl was promoted by the Company to Senior Vice President, Technical Operations.

Employment Agreements

      The Company has entered into an employment agreement (the “Employment Agreement”) with Mr. Petersen to serve as the Company’s Chairman of the Board, President and Chief Executive Officer, which was amended and restated in September 2002. Mr. Petersen’s Employment Agreement currently continues until December 31, 2004; provided, that such date shall be automatically extended for an additional year (resulting in a rolling two year term) unless either the Company or Mr. Petersen provides proper notice that such party does not wish to extend. Mr. Petersen’s base salary for 2002 was $425,000, and he received an annual performance bonus of $359,846 for 2002. In addition, Mr. Petersen is entitled to participate in various Company benefit plans.

      Mr. Petersen’s employment may be terminated prior to the expiration of the term of the agreement (i) upon Mr. Petersen’s death or disability or (ii) by the Company at any time upon proper notice, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the greater of the preceding year’s bonus or the bonus that would have been earned for the current year under any bonus program in which Mr. Petersen may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, by Mr. Petersen with good reason, or an election by the Company not to allow the Employment Agreement to automatically extend, the Company will pay Mr. Petersen an additional severance payment equal to two times Mr. Petersen’s annual base salary and bonus, unless such termination is by the Company or by Mr. Petersen for good reason within 24 months of a change of control involving the Company, in which case the Company will pay Mr. Petersen two and one-half times his annual base salary and bonus. Mr. Petersen’s amended and restated employment agreement replaces and supersedes the severance agreement previously entered into by Mr. Petersen with the Company. The Employment Agreement contains a covenant by Mr. Petersen not to compete with the Company, or to work for a competing business, for two years following the termination of his employment.

      On May 11, 1999, the Company entered into employment agreements with David M. Bankers, the Company’s Senior Vice President, Product & Technology and John M. O’Haugherty, the Company’s former Senior Vice President and Chief Operating Officer. On March 1, 2001, the Company entered into an employment agreement with Gary H. Ritondaro, the Company’s Senior Vice President, Finance, Information & Administration. As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005 but not in an executive capacity. On March 1, 2003, the Company entered into an employment agreement with each of Stephen D. McCarty, the Company’s Senior Vice President for Sales and Hotel Relations, and Steven R. Pofahl, the Company’s Senior Vice President for Technical Operations. Each of the employment agreements with the aforementioned expire as of December 31 of each year, subject to automatic renewal on November 1 of each year. Accordingly, such employment agreements all currently expire December 31, 2003 and are subject to automatic renewal for another year on November 1, 2003. Each of the executives is entitled to their salary and to participate in various Company employment benefits plans. The employment of each of the Senior Vice Presidents may be terminated prior to the expiration of the term of the agreement (i) automatically upon death or disability or (ii) by the Company at any time, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the maximum bonus for the then current year under any bonus program in which such executive may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, including an election by the Company not to allow the agreement to automatically extend, with respect to Messrs. Bankers and Ritondaro, the Company will pay the executive a severance payment for a period of twenty-four months at a monthly rate equal to the executive’s monthly base salary increased by twenty percent, with respect to Messrs. McCarty and Pofahl, the Company will pay the executive a severance payment for a period of twelve months at a monthly rate equal to the executive’s monthly base salary increased by twenty percent. In the event of a termination after a change in control involving the Company, the terms of the executive’s agreement will be governed by the terms and conditions of the Severance Agreements described below. The employment agreements contain a covenant by each of the executives not to compete with the Company, or to work for a competing business, for the term of his employment. Should an executive compete with the Company following his termination, the Company’s obligation to make severance or other payments shall immediately cease.

      In July 1995, the Compensation Committee authorized the Company to enter into agreements (the “Severance Agreements”) with the Company’s President and its other executive officers providing for the payment of certain compensation and other benefits in the event of a covered termination of the executive’s employment within two years following a “change in control” involving the Company. Mr. Petersen’s Severance Agreement has been terminated and replaced by his Employment Agreement discussed above. No compensation is payable to any executive under the Severance Agreements unless (i) there has been a change in control and (ii) the executive’s employment with the Company shall have been terminated (including a substantial reduction in duties or compensation, but excluding termination as a result of the death or permanent disability of the executive or for cause or voluntary retirement). A “change in control” is generally defined as the occurrence of any of the following: (i) any person or group becomes the beneficial owner of securities representing 30% or more of the voting power of the Company’s outstanding capital stock having the right to vote in the election of directors (excluding any such transaction that is effected at an actual or implied average valuation of less than $6.75 per share of common stock); (ii) a majority of the members of the Board of Directors shall not for any reason be the individuals who at the beginning of such period constitute the Board of Directors or persons nominated by such members; (iii) any merger, consolidation or sale of all or substantially all of the assets of the Company (meaning assets representing 30% or more of the net tangible assets of the Company or generating 30% or more of the Company’s operating cash flow), excluding a business combination or transaction in which: (a) the stockholders of the Company prior to such transaction continue to represent more than 70% of the voting power of the Company immediately after giving effect to such transaction; (b) no person or group becomes the beneficial owner of 30% or more of the Company’s voting stock; or (c) the purchase price results in an actual or implied average valuation of less than $6.75 per share of common stock; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (v) the occurrence of any other event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A of the Exchange Act.

      Upon a covered termination, the executive is entitled to receive a lump sum payment equal to the compensation the executive would have received over a 30-month period, a pro rata portion of any bonus the executive would have received for the year in which such termination occurs, any stock options previously granted to the executive will become fully vested, and the executive will be entitled to the continuation of the insurance and other welfare benefits then being received by such executive for a 30-month period. The Severance Agreements contain a covenant not to compete with the Company for a period of six months following a covered termination, and executives are not required to mitigate any termination benefits (nor will such benefits be reduced by compensation received from other employment). The Severance Agreements terminate upon the earlier of: (i) five years (subject to automatic one-year extensions unless the Board of Directors otherwise notifies the executive); (ii) the termination of the executive’s employment other than pursuant to a covered termination described above; (iii) two years from the date of a change in control of the Company if there has not been a covered termination; and (iv) prior to a change in control upon the executive’s ceasing to be an executive officer of the Company.

Stock Options

      The following table contains information concerning the grant of stock options during the fiscal year ended December 31, 2002 to the Named Executives.

Option Grants In Fiscal Year 2002(1)

					Potential
					Realizable at
					Assumed Annual
					Rates of Stock
					Price Appreciation
					for Option Term
	Individual Grants				(3)

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to
	Options/SARs	Employees in 2002	Exercise or Base	Expiration
Name	Granted (#)(2)	(%)	Price ($/Sh)	Date	5% ($)	10% ($)

Scott C. Petersen	57,500	11.7%	10.19	12/17/2012	368,485	933,814
Gary H. Ritondaro	25,000	5.1%	10.19	12/17/2012	160,211	406,006
David M. Bankers	25,000	5.1%	10.19	12/17/2012	160,211	406,006
John M. O’Haugherty(4)	—	—	—	—	—	—
Stephen D. McCarty	20,000	4.1%	10.19	12/17/2012	128,169	324,805
	15,000	3.1%	14.62	07/14/2012	137,917	349,508
Steven R. Pofahl	20,000	4.1%	10.19	12/17/2012	128,169	324,805
	15,000	3.1%	14.62	07/14/2012	137,917	349,508

(1)	The Company presently has no plans pursuant to which stock appreciation rights may be granted.

(2)	The options were granted pursuant to the 1993 Plan. The options become exercisable in four equal annual installments beginning one year after the date of the grant. Included are options granted in December 2002 as part of the 2003 compensation package as follows: Mr. Petersen, 57,500 options; Mr. Ritondaro, 25,000 options; Mr. Bankers, 25,000 options; Mr. McCarty 20,000 options; and Mr. Pofahl, 20,000 options.

(3)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the common stock. There can be no assurance that the rates of appreciation presented in this table can be achieved.

(4)	As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005, but not in an executive capacity.

Option Exercises and Holdings

      The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 2002 and unexercised options held by the Named Executives as of December 31, 2002:

Aggregated Option Exercises in Fiscal Year 2002

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Options at		In-the-Money Options
	Number of Shares	Value	12/31/02 (#)		at 12/31/02 ($)(1)
	Acquired on	Realized
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Scott C. Petersen	0	—	415,343	172,500	1,283,381	28,175
Gary H. Ritondaro	0	—	16,250	73,750	—	12,250
David M. Bankers	42,006	405,394	93,250	78,250	—	12,250
John M. O’Haugherty(2)	13,500	163,775	148,617	27,000	121,054	—
Stephen D. McCarty	0	—	23,625	53,125	—	9,800
Steven R. Pofahl	20,000	123,451	29,125	54,375	—	9,800

(1)	Value of unexercised “in-the-money” options is the difference between the market price of the common stock on December 31, 2002 ($10.68 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)	As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005, but not in an executive capacity.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the “Committee”) is responsible for developing and making recommendations to the Board of Directors with respect to the Company’s executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board of Directors, determines on an annual basis the compensation to be paid to the Company’s chief executive officer and each of the other executive officers of the Company. The Committee consists exclusively of independent directors. Set forth below is the Report of the Committee addressing the Company’s policies regarding executive compensation for 2002.

Compensation Policies Applicable to Executive Officers

      The Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Compensation Philosophy and Objectives. The Company’s success is dependent upon its ability to attract and retain highly qualified and motivated executives. The Company endorses the philosophy that executive compensation should reflect Company performance and the contribution of such officers to that performance. The Company’s compensation policies are designed by the Compensation Committee to achieve three fundamental objectives: (i) attract and retain qualified executives, (ii) motivate performance to achieve specific strategic objectives of the Company, and (iii) align the interests of senior management with the long-term interests of the Company’s stockholders. The three key elements of the Company’s compensation program currently are base salary, an annual performance-based cash bonus, and long-term stock options.

      The Company’s executive officers are also permitted to participate in the Company’s broad based employee benefit plans and receive supplementary payments to enable such executives to purchase additional insurance coverage and other benefits. The incremental cost to the Company of the benefits provided under these plans to the Named Executives averaged approximately 9.5% of their base salaries in 2002.

      Base Salaries. The Company’s approach to compensating executive officers has been to pay base salaries which are competitive with the salaries paid to executives of other companies in related industries, and based upon the Committee’s judgment of the particular individual’s experience, performance and potential contributions to the Company. The Company believes executive compensation levels must be competitive with those provided to other executives with similar responsibilities in similarly sized companies in order to attract and retain qualified executives crucial to the Company’s long-term success. The group of companies considered by the Committee is broader than the group shown in the performance graph included below because the Company believes that it competes with a broader group of companies for executive talent.

      The Company’s Chief Executive Officer, Mr. Petersen, is employed pursuant to the Employment Agreement. In approving the Employment Agreement, the Board of Directors made a subjective assessment of management performance relating to the achievement of financial targets and strategic milestones and considered the salary levels of executive officers of its competitors and other public companies of comparable size. Mr. Petersen’s base salary of $425,000 for 2002 represents an increase of $50,000 from 2001. With respect to the Company’s other Named Executives, based on the policies and factors described above, including the performance of the Company and peer group compensation, the Committee approved base salary adjustments for 2002 averaging 11% for such Named Executives. The Company has also entered into employment agreements with such Named Executive officers, namely: David M. Bankers, Stephen D. McCarty, Steven R. Pofahl, John M. O’Haugherty and Gary H. Ritondaro. As of July 1, 2002, Mr. O’Haugherty was no longer an executive officer of the Company. Mr. O’Haugherty will continue to be employed by the Company through September 2005, but not in an executive capacity. See “EXECUTIVE COMPENSATION — EMPLOYMENT AGREEMENTS.”

      Bonus Compensation. The Company’s officers are eligible to receive annual cash incentive compensation based on achieving specific goals and objectives established by the Committee. In February 2002, the Committee established an executive bonus program for 2002 based on the achievement by the executive of a combination of target goals relating to earnings before interest, income taxes, depreciation and amortization, growth in new digital rooms, capital costs per new digital rooms and the achievement of personal goals, the particular combination of targets and their respective weighting being dependent upon the nature of the participating executive’s areas of responsibility. Target bonuses under the program, assuming budgeted expectations were met, could range from 45% to approximately 70% of base salary depending upon the executive’s position. If results significantly exceeded budgeted expectations, bonus payments under the program could range from approximately 35% up to 90% of base salary. The Committee met in February 2003 to evaluate the Company’s performance and determine the 2002 bonuses for executive officers. The Committee considered whether the target goals for 2002 were attained and reviewed strategic events that occurred during the year. In light of the foregoing, the Committee approved the cash bonus payments to the Named Executives reflected in the Summary Compensation Table.

      Long-Term Stock Options and Incentives. The Company believes that stock ownership by executive officers and key employees aligns their interests with those of stockholders. Stock options granted to such persons are intended to provide such employees with an incentive to achieve superior performance that will be reflected in the appreciation of the Company’s common stock. The terms and conditions of such options are determined and administered by the Committee. Generally, stock options are granted annually with an exercise price equal to the prevailing market value of the Company’s common stock at the time of grant, have 10 year terms and vest over a four year period. The nature of the long-term stock option compensation means that participating executives will not realize compensation unless the value of the Company’s common stock increases. Each executive officer is considered for stock options based on his or her responsibilities in the Company and existing stock option position, as well as stock option award levels of comparable companies. Option grants made to the Named Executives in 2002 totaled 177,500 shares and are reflected in the Summary Compensation Tables, that total includes 147,500 options granted to the Named Executives in

December 2002 as part of the 2003 compensation package. Upon approval of the 2003 Plan, the Company will have the flexibility to grant officers, directors and employees a variety of awards, including options, restricted stock and stock appreciation rights. The flexibility provided by the Plan may provide a change in how the Company awards long term incentives.

      Severance Agreements. The Board of Directors believes that it is in the interest of the Company and its stockholders to reinforce and encourage the continued dedication of the Company’s executive officers without the distractions occasioned by the possibility of an abrupt change in control of the Company. In July 1995, the Committee authorized the Company to enter into severance agreements with the Company’s president and its other executive officers providing for the payment of certain compensation and other benefits in the event of a covered termination of the executive’s employment within two years following a “change in control” involving the Company. The severance agreement with Mr. Petersen has been terminated and superseded by his Employment Agreement as discussed above. See “EXECUTIVE COMPENSATION — EMPLOYMENT AGREEMENTS.”

      IRC Section 162(m). Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million per year paid to each of the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer), unless certain criteria are satisfied. No officer of the Company received compensation in excess of such amount and, accordingly, in 2002 the Board of Directors took no action with respect to qualifying for any exemption from such limitation.

THE COMPENSATION COMMITTEE

R.F. Leyendecker, Chair
Lawrence Flinn, Jr.
Jarl Mohn

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Compensation Committee has ever served as an officer of the Company, other than Mr. Leyendecker, who served as the Company’s Treasurer from 1988 though 1992. Certain compensation matters were reviewed by the entire Board of Directors, which includes Mr. Petersen, Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Leyendecker, a director and member of the Compensation Committee, retired in 2002 as an officer of NorthWestern Services Group, Inc., a wholly owned subsidiary of NorthWestern Corporation. Mr. Mohn, a director and member of the Compensation Committee, is a director of E.W. Scripps Company and a director of The Game Show Network. Mr. Flinn, a director and member of the Compensation Committee, is not a director of any other publicly traded company.

AUDIT COMMITTEE REPORT

      The following report is by the Audit Committee of the Board of Directors. The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. Nasdaq listing standards require that all listed companies have audit committees composed of at least three independent directors. The Company’s Audit Committee consisted of three independent directors during 2002. The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2002. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and discussed with the independent accountants the matters required by Independence Standards Board Statement No. 1, Independence Discussions With Audit Committees, as amended, and has considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee has received and discussed with the independent accountants critical accounting policies. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. The Audit Committee acts under an Audit Committee Charter which is regularly reviewed by the Audit Committee. The Audit Committee Charter was most recently amended on February 11, 2003. The full text of the Company’s Audit Committee Charter is attached to this Proxy Statement as Annex 1. The Audit Committee Charter is used by the Audit Committee to guide its activities and is reviewed at least annually.

      The fees paid to PricewaterhouseCoopers LLP in 2002, by category, were as follows:

Audit Fees	$79,785
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$38,965

      The fees paid to Arthur Andersen LLP in 2002, by category, were as follows:

Audit Fees	$20,390
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$19,640

      No fees were paid to PricewaterhouseCoopers LLP in 2001.

      The fees paid to Arthur Andersen LLP in 2001, by category, were as follows:

Audit Fees	$137,087
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$23,055

      The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent accountant for 2003.

THE AUDIT COMMITTEE

R. Douglas Bradbury, Chair
Richard R. Hylland
R. F. Leyendecker

Change in Independent Accountants

      On May 31, 2002, the Board of Directors, upon recommendation of the Audit Committee, decided to dismiss the Company’s independent accountants, Arthur Andersen LLP, and to engage the services of PricewaterhouseCoopers LLP as its new independent accountants. The change of accountants became effective May 31, 2002, following completion by Arthur Andersen LLP of its review of the Company’s financial statements for the fiscal quarter ended March 31, 2002, which were filed on May 15, 2002 in conjunction with the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002. PricewaterhouseCoopers LLP audited the financial statements of the Company for the fiscal year ended December 31, 2002.

      During the fiscal years of the Company ended December 31, 2001 and 2000, and the subsequent interim period through May 31, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001 and 2000 or within the interim period through May 31, 2002.

      The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The

Company provided Arthur Andersen LLP with a copy of the foregoing disclosures and a letter from Arthur Andersen LLP confirming its agreement with these disclosures was filed as an exhibit to the Company’s current report on Form 8-K, filed with the SEC on June 3, 2002.

      During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 31, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

      None of the directors or executive officers of the Company or any subsidiary thereof, or any associates or affiliates of any of them, is or has been indebted to the Company at any time since the beginning of the last completed fiscal year in excess of $60,000. The Company did not make any loans to executive officers in 2002, and no loans currently exist to such officers. None of the directors or executive officers of the Company or any associate or affiliate of such person, had any material financial interest, direct or indirect, in any transaction or any proposed transaction with the Company during the past fiscal year.

PERFORMANCE GRAPH

      The following graph compares the percentage change in the Company’s cumulative total stockholder return on its common stock with (i) the cumulative total return of the NASDAQ Market Index and (ii) the cumulative total return of all companies (the “Peer Group”) with the same four-digit standard industrial code (SIC) as the Company (SIC Code 4841 — Cable and Other Pay Television Services) over the period from December 31, 1997 through December 31, 2002. The graph assumes an initial investment of $100 in each of the Company, the NASDAQ Market Index and the Peer Group and reinvestment of dividends. The Company did not declare or pay any dividends in 2002. The graph is not necessarily indicative of future price performance. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG THE COMPANY, NASDAQ MARKET INDEX AND PEER GROUP*

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG LODGENET ENTERTAINMENT CORP.,
NASDAQ MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON JANUARY 1, 1998

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2002

	December 31

	1997	1998	1999	2000	2001	2002

LodgeNet Entertainment	$100.00	62.50	226.14	160.23	155.36	97.09
Cable, Other Pay TV Services	100.00	192.50	344.54	229.59	190.43	101.57
NASDAQ Market Index	100.00	141.04	248.76	156.35	124.64	86.94

*	Source: Media General Financial Services, Inc.

APPROVAL OF THE COMPANY’S 2003 STOCK OPTION AND INCENTIVE PLAN

      The Company’s 1993 Stock Option Plan, as amended, (the “1993 Plan”) will expire on August 15, 2003. The Board of Directors has adopted and recommends that the stockholders approve and authorize a new stock option and incentive plan, to be known as the LodgeNet Entertainment Corporation 2003 Stock Option and Incentive Plan (the “2003 Plan”). A copy of the 2003 Plan is attached to the Proxy Statement as Annex 2.

      The purpose of the 2003 Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain qualified management and to provide added incentive to officers, directors, consultants and other employees of the Company and its affiliates for high levels of performance and to encourage stock ownership in the Company. The Board of Directors believes that in order for the Company to remain competitive for qualified management it must adopt and maintain a flexible stock option and incentive plan with a variety of awards, such as provided under the 2003 Plan. The 2003 Plan provides for the issuance of a maximum 900,000 shares which the Board of Directors believes will be sufficient to meet the Company’s needs for the next three years.

      The Board of Directors believes that the Company’s policy of encouraging stock ownership by its directors, officers and employees has been a positive factor in its growth and success by enabling the Company to attract and retain quality directors and employees, to stimulate the efforts of such individuals towards achievement of the Company’s objectives and to align the interests of such individuals with those of the Company’s stockholders.

      A general description of the basic features of the 2003 Plan is set forth below. This summary is qualified in its entirety by the actual text of the 2003 Plan, which is attached as Annex 2.

      General. The purpose of the 2003 Plan is to enable the Company and its subsidiaries to attract, retain and reward employees and non-employee directors (“Non-Employee Directors”) of the Company by offering them the opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success.

      Administration. The 2003 Plan is administered by the Board of Directors or a committee thereof (the “Administrator”). The Administrator may interpret the 2003 Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards granted under the 2003 Plan, including the number of shares, participation rights, options grants, exercise price, duration and method of exercise as set forth in the 2003 Plan, and make such other determinations as it deems necessary or advisable for the administration of the 2003 Plan.

      Eligibility and Number of Shares. The Company currently has 795 employees and directors who are eligible to receive awards under the 2003 Plan. Subject to stockholder approval of the 2003 Plan, the number of shares of common stock available for issuance is 900,000 (subject to adjustment for stock splits, stock dividends and other changes in the Company’s capitalization as noted in the 2003 Plan). The 2003 Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. These agreements are entered into by the recipients of the awards and the Company at the time the awards are granted, and such agreements are subject to amendment from time to time. Any shares of common stock subject to issuance upon exercise of awards but which are not issued because of a surrender (other than upon exercise or termination of the 2003 Plan), forfeiture, expiration, termination or cancellation of any such award, shall be available for issuance. In addition, the 2003 Plan provides that if a recipient uses shares of the Company’s common stock to pay the purchase or exercise price of an award or to satisfy tax withholding obligations related to the award, only the net number of shares shall be deemed to be issued for purposes of determining the maximum number of shares available under the Plan. The Administrator has the authority to grant to each individual who becomes a non-employee Director a nonqualified stock option to purchase at least 12,000 shares of common stock upon initial election to the Company’s Board of Directors and an additional grant of 12,000 options on each anniversary of such election during the term of service. The per share exercise price of each nonqualified stock option granted to a non-employee Director must be the fair market value (as defined by the 2003 Plan) of a share of common stock on the date of grant. Additionally, non-employee Directors receive 50% of their annual retainer in the Company’s common stock.

      Type of Awards Granted. The types of awards that may be granted under the 2003 Plan include incentive stock options (within the meaning of Section 422 of the Internal Revenue Code (the “Code”)), non-qualified stock options, restricted stock and stock appreciation rights. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options, these awards are exercisable by the recipients at such times as determined by the Administrator.

      Incentive and Non-qualified Stock Options. Both incentive stock options and non-qualified stock options may be granted to recipients at such exercise prices as the Administrator may determine, but the exercise price cannot be less than 100% of their fair market value (as defined in the Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Administrator may determine, except that unless applicable federal tax laws are modified: (i) no incentive stock options may be granted more than 10 years after the effective date of the 2003 Plan; (ii) an incentive stock option shall not be exercisable more than 10 years after the date of grant; and (iii) the aggregate fair market value of the shares of the Company’s common stock with respect to which incentive stock options held by an employee under the Plan or any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Incentive stock options may only be granted to employees of the Company and its subsidiaries. The purchase price for stock purchased upon the exercise of the options may be payable in cash, in cash received from a broker-dealer to whom the participant has submitted an exercise notice consisting of a fully endorsed option (however, in the case of a participant subject to Section 16 of the Exchange Act, this payment option shall only be available to the extent such person complies with Regulation T issued by the Federal Reserve Board), by delivering (either actual delivery or by attestation procedures established by the Company) previously owned shares of common stock (which the participant has held for at least six months prior to the delivery of such shares or which the participant purchased on the open market and in each case for which the participant has good title, free and clear of all liens and encumbrances) having an aggregate fair market value on the date of exercise equal to the exercise price, by directing the Company to withhold such number of shares of common stock otherwise issuable upon exercise of such option having an aggregate fair market value on the date of exercise equal to the exercise price, by agreeing to surrender options then exercisable valued at the excess of the aggregate fair market value of the shares of common stock subject to such options on the date of exercise over the aggregate exercise price of such shares, by such other medium of payment as the Administrator, in its discretion, shall authorize at the time of grant, or by any combination of the foregoing.

      Stock Appreciation Rights. The Administrator has discretion to grant both non-option stock appreciation rights or option stock appreciation rights. An option appreciation right is a stock appreciation right which is granted in conjunction with a grant of stock options. A non-option stock appreciation right is not tied to a stock option grant. A non-option stock appreciation right shall be governed by a non-option stock appreciation rights agreement that shall set forth the applicable performance or employment standards. Payment for non-option stock appreciation rights shall be made in a lump sum cash payment upon termination of employment in an amount equal to the number of non-option stock appreciation rights for which the standards have been satisfied multiplied by the fair market value of a share of common stock as determined by the 2003 Plan. Option stock appreciation rights, if approved, are granted at the time of an option grant and can be granted in addition to the option or in tandem with an option (“tandem stock appreciation rights”). A tandem stock appreciation right affords the holder the right to choose between (i) exercising the stock option and forfeiting the stock appreciation right, or (ii) exercising the stock appreciation right and forfeiting the stock option. The Administrator shall specify a base price for all nontandem stock appreciation rights equal to the fair market value (as determined by the 2003 Plan) of a share of common stock on the date of grant. No tandem stock appreciation rights shall be granted to an employee in a manner that will disqualify an incentive stock option granted under Section 422 of the Code, unless the employee consents thereto. Upon exercise, option stock appreciation rights shall entitle the employee to receive from the Company the number of shares of common stock having an aggregate fair market equal to: (i) for non-tandem stock appreciation rights, the excess fair market value of one share of common stock on the date of exercise over the base price specified in the non-tandem stock appreciation right (which is the fair market value of a share on the date of grant) multiplied by the number of shares of common stock subject to the non-tandem stock appreciation right, or (ii) for tandem stock appreciation rights, the excess of the fair market value of one share of common stock as of the date of exercise over the stated exercise price per share multiplied by the number of shares of common stock subject to the tandem stock appreciation right. The Plan Administrator may elect to settle in cash. Upon exercise of a tandem stock appreciation right, the unexercised option, or the portion thereof to which the exercised portion of the tandem stock appreciation right is related, shall expire.

      Restricted Stock Awards. The Administrator is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Administrator shall, subject to the 2003 Plan, determine the persons to whom such awards are made, the timing and amount of such awards, the performance standards and all other terms and conditions. Such terms shall be set forth in a restricted stock agreement. Holders of restricted stock shall have the same rights as all other stockholders of the Company, including the right to vote such shares and receive dividends. Restricted stock granted to recipients shall be subject to forfeiture upon certain events, including violations of non-competition and confidentiality covenants or failure to satisfy performance or service requirements set forth in the restrictive stock agreement.

      Acceleration of Awards, Lapse of Restrictions, Forfeiture. The Administrator may provide for the lapse of restrictions on restricted stock or other awards, accelerated exercisability of options or acceleration of the term with respect to which the achievement of performance targets is determined in the event of a change in control of the Company, other fundamental changes in the corporate structure of the Company, the death or retirement of the recipient, or such other events as the Administrator may determine. The Administrator may provide that certain awards may be exercised in certain events after the termination of employment or death of the recipient.

      Adjustments, Modification, Termination. The 2003 Plan provides the Administrator with discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalization, stock dividends, stock splits, reverse stock splits, or other relevant changes. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Administrator, which may include changes in the Company’s accounting practices or changes in the recipient’s title or employment responsibilities. The 2003 Plan also gives the Administrator the right to terminate, suspend, or modify the 2003 Plan under certain circumstances, except that amendments to the 2003 Plan are subject to stockholder approval if needed to comply with the incentive stock option provisions of federal tax law.

     Federal Tax Considerations.

      Incentive Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the 2003 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), the recipient will be considered to have realized compensation, taxed as ordinary income in the year of disposition, in an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below. Consultation with a qualified income tax advisor is strongly recommended before exercising an option.

      Non-Qualified Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any non-qualified stock option is granted under the 2003 Plan. Generally, at the time shares are transferred to the recipient pursuant to the exercise of a non-qualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be treated as a capital gain or loss.

      Restricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code, (i) the recipient will not realize income upon the grant of restricted stock, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire and (iii) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code within 30 days following the receipt of the restricted stock, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      Stock Appreciation Rights. Generally: (i) the recipient will not realize income upon the grant of a stock appreciation right; (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock, or a combination of cash and shares of common stock are delivered to the recipient upon payment of the stock appreciation right, (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. When the recipient disposes of shares received in payment of a stock appreciation right, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

      Withholding. The 2003 Plan permits the Company to withhold from cash awards, and to require a recipient receiving common stock under the 2003 Plan to pay the Company, in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Administrator may permit or require a recipient of a stock award to cover withholding obligations through a reduction in the number of shares delivered to such recipient or the surrender to the Company of shares previously received by the recipient.

      Company Tax Deductions. The Code limits the allowable deduction for compensation paid to or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated employees of a publicly held corporation to no more than $1 million per year. Certain types of compensation are exempted from this deduction limitation, including compensation subject to: (i) the attainment of an objective performance goal or goals; (ii) an outside director requirement; and (iii) a stockholder approval requirement. The deduction with respect to any stock option meeting the requirements described above is not subject to the $1 million per employee per year deduction limitation.

      The tax deduction of the Company with respect to any other stock option is determined when the option is exercised by the option holder. To the extent the option is treated as a non-qualified option, the deductible amount generally will equal the difference between the fair market value of the common stock of the Company on the date of exercise and the exercise price of the option, multiplied by the total number of options exercised.

      The stock options of the Company granted pursuant to the 2003 Plan are awarded at a price not less than the fair market value of the common stock of the Company on the date of the grant. Thus, such options are treated as “performance-based” compensation under the first requirement of the Code set forth above. The Board of Directors plans to continue to review the composition of the Compensation Committee to ensure that it will consist entirely of “outside directors” (as such term is defined by the Code) in order to satisfy the second requirement of the Code set forth above.

2003 Plan Benefits

      The benefits and amounts that will be received by each of the Named Executives, the executive officers as a group and all other key management employees under the 2003 Plan are not presently determinable. Details on stock options recently granted to the Named Executives are presented in the tables entitled “Summary Compensation Table” and “Option Grants in Fiscal Year 2002.” The following chart presents the benefits or amounts that will be received by or allocated to each of the following groups for 2003, to the extent that these benefits or amounts are determinable, based solely on elections as to directors and related retainer fees, but excluding specific fees for attendance at meetings.

2003 STOCK OPTION AND INCENTIVE PLAN

Name and Principal Position	Dollar Value		Number of Units

Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer	N/A		N/A
David M. Bankers, Senior Vice President, Product & Technology	N/A		N/A
Stephen D. McCarty, Senior Vice President, Sales & Hotel Relations	N/A		N/A
Steven Pofahl, Senior Vice President, Technical Operations	N/A		N/A
Gary H. Ritondaro, Senior Vice President, Finance, Information &
Administration	N/A		N/A
Executive Officers as a Group	N/A		N/A
Non-Executive Director Group (5 persons)	$100,000	(1)	N/A	(2)
Non-Executive Officer Employee Group	N/A		N/A

(1)	Based on the annual $20,000 retainer for each outside directors for 2003. Of this amount, $10,000 (50% of the retainer) will be converted into and paid in common stock, based on future stock prices. The amount does not include meeting fees, which cannot be determined at this time. If all directors during 2002 elected to participate in the 2003 Plan and to receive stock, the aggregate dollar value of their interests for 2002 would have been $9,994.60. In addition, the amounts will also depend on, among other things, the variables discussed in Note 2 below.

(2)	The number of shares of common stock to be issued depends on variables such as stock prices, the number of Board of Director and committee meetings, and decisions of the Board of Directors to grant additional compensation in the form of stock or compensation generally, all of which cannot be determined at this time.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
	Number of		Number of securities
	securities to be		remaining available for
	issued upon exercise	Weighted-average	future issuance under equity
	of outstanding	exercise price of	compensation plans
	options, warrants	outstanding options,	(excluding securities
Plan Category	and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by stockholders(1)	2,940,671	$13.83	26,025
Equity compensation plans not approved by stockholders(2)	N/A	N/A	N/A
Total	2,940,671	$13.83	26,025

(1)	Prior to adoption of the 2003 Plan, the only stock option plan of the Company is the Company’s 1993 Plan, adopted August 16, 1993, and amended and restated as of May 9, 2001.

(2)	The Company does not have any equity compensation plans that have not been adopted by its stockholders.

     Board of Director Recommendation and Voting Requirements.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

      Provided a quorum is present, the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote on this item and present, in person or by proxy, at the Meeting is required for approval of the Plan. Proxies solicited by the Board of Directors will be voted for approval of this amendment, unless stockholders specify otherwise in their proxies.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The independent accountants of the Company are PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402. PricewaterhouseCoopers LLP has performed accounting services for the Company since its appointment on May 31, 2002, which services have consisted of the annual audit and quarterly reviews of the consolidated financial statements of the Company and limited assistance and consultation in connection with filings with the SEC. All professional services rendered by PricewaterhouseCoopers LLP during 2002 were furnished at customary rates and terms.

      It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Meeting to respond to appropriate questions regarding the Company’s consolidated financial statements.

      The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent accountants for the current fiscal year and the stockholders are being asked to ratify such appointment. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock represented and voting at the Meeting will be required for passage of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

ANNUAL REPORT

      The Company’s Annual Report to Shareholders, incorporating its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of PricewaterhouseCoopers LLP, the Company’s independent accountants.

PROPOSALS OF STOCKHOLDERS

      Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2004 Annual Meeting of Stockholders will be held on or about May 12, 2004. Proposals of stockholders intended to be included in the proxy materials for the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company, 3900 West Innovation Street, Sioux Falls, South Dakota 57107, by December 11, 2003, in a form that complies with the Company’s Bylaws and applicable requirements.

OTHER BUSINESS

      At the time this Proxy Statement was mailed, the Board of Directors know of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendations of the Board of Directors and authority to do so is included in the Proxy.

DATED: April 7, 2003

By Order of the Board of Directors,

DANIEL P. JOHNSON
Secretary

ANNEX 1

LodgeNet Entertainment Corporation

Audit Committee Charter

Role

      The Audit Committee (the “Committee”) of the LodgeNet Entertainment Corporation (“LodgeNet” or the “Company”) Board of Directors (the “Board”) assists the full Board in fulfilling the Board’s responsibility for overseeing the integrity and quality of the Company’s accounting and reporting practices, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditors, the preparation of the reports that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement and other duties as directed by the Board.

      The Committee shall serve as an independent and objective monitor of the Company’s financial reporting policies and processes and of the Company’s systems of internal control. In that regard, the Committee shall maintain open, objective communications among and between the Committee, the independent accountants, financial and senior management, and the Board. In particular, the Committee shall have the responsibility to review, assess and direct the activities of the Company’s independent accountants and to maintain open, direct communications therewith.

      The Committee is empowered to investigate any matter brought to its attention, with full power and authority to retain and engage independent counsel or other experts as necessary for the proper discharge of this responsibility.

Composition and Independence

      The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of the independent judgment of the Committee member. All members shall have familiarity with basic finance and accounting practices, and at least one member shall have relevant financial and/or accounting management expertise, as determined in accordance with the Securities and Exchange Commission and NASDAQ rules.

      Members of the Committee shall be appointed by the Board in accordance with the By-laws of the Company. Unless a Chair is elected by the Board, the Committee shall designate a Chair by majority vote of the full Committee membership.

Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. At least once annually, the Committee shall meet in separate sessions with each of financial management, senior management and independent accountants so as to permit each such group the opportunity to address matters that should be discussed privately. The Committee, or at least its Chair, shall meet with financial management quarterly to review the Company’s financial results, financial reporting thereof and other accounting and reporting matters.

Responsibilities (not in priority order):

      1. Obtain approval of the Charter by the Board and review this Charter annually or as deemed necessary and revise as considered appropriate.

      2. Review the Company’s quarterly and annual financial statements.

      3. Review stock exchange certifications, proxy statement disclosures and other filings related to the Committee or its activities.

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LodgeNet Entertainment Corporation
Audit Committee Charter — (Continued)

      4. Ensure that quarterly and annual financial reports are reviewed by the independent accountants.

      5 Review any and all reports to management by the independent accountants, including management responses thereto, if any.

      6. Assess, evaluate and select, at its sole discretion, the independent accountants, including establishment of the scope and rigor of the audit process and approval of all fees and compensation. Pre-approve all permissible non-audit services to be performed by the independent auditor.

      7. At least annually, request and obtain a written statement from the independent accountants which delineates all relationships between the independent accountants and the Company which may affect objectivity and independence and confirm that the independent accountants are ultimately responsible to the Board and the Committee. Ensure that any relevant matters relating to the independent auditors objectivity and independence is discussed, and recommendations to the full Board regarding appropriate action to address the auditor’s independence.

      8. Periodically consult with the independent accountants, out of the presence of management, as the adequacy of the Company’s internal controls, with respect to the audited financial statements, the access to information and cooperation provided by management to the independent accountants, and the quality and integrity of the Company’s accounting and reporting practices including compliance with Staff Accounting Bulletin 99.

      9. Review with management and the independent accountants the extent to which changes or improvements in financial or accounting policies and practices, as requested or approved by the Committee, have been implemented.

      10. Review with management and the independent accountants any significant risks and exposures of the Company and management’s steps to minimize them.

      11. Review with management and/or counsel and assess related party transactions for conflicts of interest.

      12. Periodically review the status, with management and/or counsel, of pending litigation, taxation matters, regulatory requirements and compliance, compliance with corporate policies and other areas of legal and compliance oversight.

      13. Consider the effectiveness of the company’s internal control and annual and interim financial reporting, including information technology security and control.

      14. Understand the scope of external auditors’ review of internal controls over financial reporting and obtain reports on significant findings and recommendations, together with management’s responses.

      15. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

      16. Discuss with the independent auditor the matters required to be discussed by Statements on Auditing Standards No. 61 and No. 90 relating to the conduct of the audit.

      17. Review and evaluate from time to time and provide guidance to management as to the form and substance of earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, and report any issues with respect thereto to the Board.

      18. Establish and administer complaint procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

2

LodgeNet Entertainment Corporation
Audit Committee Charter — (Continued)

      19. Establish and administer complaint procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      20. Conduct an annual performance evaluation of the Committee.

      21. Perform any other activities consistent with this Charter, the Company’s By-laws, and Delaware Corporation Law as the Committee or the Board deem appropriate.

      22. Report on Committee activities to the full Board at each meeting of the full Board.

      23. Periodically consult with the Company’s internal audit and accounting staff regarding the quality and integrity of the Company’s financial statements and disclosures.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations.

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ANNEX 2

LODGENET ENTERTAINMENT CORPORATION
LODGENET 2003 STOCK OPTION AND INCENTIVE PLAN

Section 1.     Purpose.

      The purpose of the LodgeNet Entertainment Corporation (“LodgeNet”) 2003 Stock Option and Incentive Plan (the “Plan”) is to benefit LodgeNet by recognizing the contributions made to LodgeNet by officers and other employees (“Employees”) (including Directors of LodgeNet who are also Employees) of LodgeNet and its subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of LodgeNet, and to improve the ability of LodgeNet to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in LodgeNet over a period of years through receipt of options and other awards relating to the common stock of LodgeNet. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of LodgeNet (“Board”) who are not Employees of LodgeNet (“Non-Employee Directors”) to serve on the Board and to devote themselves to the future success of LodgeNet by providing them with a favorable opportunity to acquire or increase their proprietary interest in LodgeNet through receipt of options to acquire common stock of LodgeNet.

      LodgeNet may grant stock options that constitute “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and any Regulations issued thereunder (the “Code”), stock options that do not constitute ISOs (“NSOs”) (ISOs and NSOs being hereinafter collectively referred to as “Options”), Restricted Stock Awards, Stock Appreciation Rights (“SARs”) and Phantom Stock Units (Options and other types of specified grants being hereinafter collectively referred to as “Awards”). Subsequent amendments to the Code or Regulations governing ISOs shall be automatically incorporated into the Plan. Except as otherwise provided in the Plan, the terms and conditions of Awards need not be identical with respect to each Participant, each Award, or both.

Section 2.     Eligibility.

      Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Sections 5 and 10 of the Plan. The Plan Administrator (as defined in Section 3) shall initially, and from time to time thereafter, select those Employees to participate in the Plan on the basis of the special importance of their services in the management, development and operations of LodgeNet (each such Non-Employee Director and Employee receiving Awards granted under the Plan is referred to herein as a “Participant”).

Section 3.     Administration.

      3.1     The Committee. The Plan shall be administered by the Board or a committee authorized by the Board (the “Plan Administrator”). If the Board does not delegate administration to a committee, the Board shall function as the Plan Administrator, subject to other requirements of this Section 3.1. All grants to LodgeNet’s covered employees, as that term is defined in Treasury Regulation 1.162-27(c)(2), of qualified performance-based compensation, as described in Treasury Regulation 1. 162-27(e)(2), and the performance goals for such covered employees, shall be established, if the Board so determines, by a committee comprised of at least two “outside directors” within the meaning of Section 162(m) of the Code. If required by the rules of NASDAQ (or any other stock market or exchange on which LodgeNet’s securities are traded), the members of the Plan Administrator shall, in addition, for all applicable grants, satisfy such rules. Grants to LodgeNet’s officers and Directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), shall be administered by a committee authorized by the Board that satisfies the “non-employee directors” requirements of Rule 16b-3, promulgated under the Exchange Act.

      3.2     Authority of the Plan Administrator. No person, other than the Plan Administrator, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of the Plan, including but not limited to Sections 5 and 10, the Plan Administrator shall have sole discretion concerning all matters relating to the Plan and Awards granted hereunder. The Plan Administrator in its sole discretion shall

1

determine the Non-Employee Directors and Employees of LodgeNet to whom, and the time or times at which, Awards will be granted, the type of Award to be granted, the number of shares to be subject to each Award, the expiration date of each Award, the time or times within which the Award may be exercised, the cancellation of the Award (with the consent of the holder thereof), and the other terms and conditions of the grant of the Award, including whether, when and how to reprice existing Options under the Plan. Without limiting the generality of the foregoing, the Plan Administrator may grant Options which have exercise prices which increase over time.

      The Plan Administrator may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder by the Plan Administrator shall be final and conclusive for all purposes and upon all persons including, but without limitation, LodgeNet, the Committee, the Board, officers and the affected Participants and their respective successors in interest.

      No individual serving as a member of the Plan Administrator shall, in the absence of bad faith, be liable for any act or omission with respect to his or her service. Such service shall constitute service as a Director of LodgeNet so that he or she shall be entitled to indemnification pursuant to LodgeNet’s Certificate of Incorporation and By-Laws.

Section 4.     Shares of Common Stock Subject to Plan.

      4.1     The total number of shares of common stock, par value $.01 per share, of LodgeNet (the “Common Stock”), that may be issued under the Plan initially shall be 900,000. Any shares of Common Stock subject to issuance upon exercise of Awards but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 17 of the Plan), forfeiture, expiration, termination or cancellation of any such Award, shall once again be available for issuance pursuant to subsequent Awards. If either the purchase price of the shares of Common Stock upon exercise of any Award or the tax withholding requirement is satisfied by tendering or withholding of shares of Common Stock or by tendering exercisable Awards, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining the number of shares of Common Stock available for Awards under the Plan.

      4.2     The number of shares of Common Stock subject to the Plan and to Awards granted under the Plan, the exercise price with respect to Options and Tandem SARs (as defined below) and the base price with respect to Nontandem SARs and Non-Option Stock Appreciation Rights (each as defined below) shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Awards previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of LodgeNet with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of LodgeNet are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of LodgeNet, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Award granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted. Adjustments to this Section 4.2 shall be made by the Plan Administrator whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

Section 5.     Grant of Options to Non-Employee Directors.

      5.1     Grants. Each individual who becomes a Non-Employee Director of LodgeNet shall, if the Plan Administrator so determines, be granted a NSO on the date of his or her initial election or appointment to the

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Board to purchase at least 12,000 shares of Common Stock (or such greater amount as the Plan Administrator shall determine), and shall also receive an automatic grant of a NSO to purchase an additional 12,000 shares of Common Stock on each anniversary of such election. Non-Employee Directors shall also be eligible to receive discretionary grants of NSOs as determined by the Plan Administrator from time to time.

      5.2     Exercise Price and Period. The per share exercise price of each NSO granted to a Non-Employee Director shall be the Fair Market Value (as defined below), on the date on which the NSO is granted, of the Common Stock subject to the NSO.

      In addition to the terms and conditions set forth in this Section 5, NSOs also shall be subject to such terms and conditions applicable to Options according to Sections 6.2, 6.3, 6.4, 6.5 and 8, provided, however, such additional terms and conditions are not inconsistent with the terms and conditions set forth in this Section 5.

      5.3     Payment of Non-Employee Directors’ Fees in Common Stock.

      A Non-Employee Director shall receive fifty percent (50%) of his or her annual retainer payments from LodgeNet in the form of shares of Common Stock. The grants described in Section 5.1 of the Plan shall not be counted towards the fifty percent (50%) in this Section 5.3.

Section 6.     Grants of Options to Employees.

      6.1     Grant. Subject to the terms of the Plan, the Plan Administrator may from time to time grant Options, which may be ISOs or NSOs, to Employees of LodgeNet. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Employees will be ISOs.

      6.2     Option Agreement. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option, the time frame in which an Option shall become vested and exercisable, the circumstances under which an Option which has not become vested and exercisable can be forfeited, the circumstances under which an Option which has not become vested and exercisable can become immediately vested and exercisable, the effect on any outstanding Options of an Employee’s termination of employment with LodgeNet, and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

      6.3     Expiration. Except to the extent otherwise provided in an Option Agreement, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

      6.4     Required Terms and Conditions of ISOs. Each ISO granted to an Employee shall be in such form and subject to such restrictions and other terms and conditions as the Plan Administrator may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

(a) Except as provided in Section 6.4(c), the per share exercise price of each ISO shall be the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

(b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of LodgeNet) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

(c) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of

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stock of LodgeNet, within the meaning of Section 422(b)(6) of the Code, (i) the exercise price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

(d) No ISOs may be granted under the Plan after May 13, 2013.

      6.5     Required Terms and Conditions of NSOs. Each NSO granted to an Employee shall be in such form and subject to such restrictions and other terms and conditions as the Plan Administrator may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan and the applicable Option Agreement; provided, however, that the per share exercise price of each NSO shall not be less than the Fair Market Value of the shares of Common Stock on the date such NSO is granted.

      6.6     “Fair Market Value.” Unless modified by the Plan Administrator, for purposes of the Plan, including but not limited to the grant of Non-Option Stock Appreciation Rights and Option Appreciation Rights, and any Option Agreement, “Fair Market Value” shall mean the higher of the average of the closing price for the Common Stock at the close of trading as reported by the NASDAQ stock market (or such other stock market or exchange on which LodgeNet’s securities may be traded) for the ten consecutive trading days immediately preceding such given date or the closing price for the Common Stock as so reported for the day on which a grant is made. If no trades occur on such given date, the closing price for the last preceding day on which trading occurred will be used as the closing price for that date. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code or Regulations issued thereunder.

Section 7.	Expiration of Options Granted to Employees; Termination of Employment, Disability, Death, Retirement, or Occurrence of Specified Events.

      (a)     General Rule. Except with respect to Options expiring pursuant to subsection 7(b), (c) or (d) below, each Option granted to an Employee shall expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsection 7(b), (c) or (d) below shall expire on the date set forth in subsection 7(b), (c) or (d) notwithstanding any restrictions and conditions that may be contained in an Employee’s Option Agreement.

      (b)     Expiration Upon Termination of Employment. An Option granted to an Employee shall expire on the first to occur of (i) the applicable date or dates determined pursuant to subsection 7(a) or (ii) the date that the employment of the Employee with LodgeNet terminates for any reason other than death or disability pursuant to subsection 7(c) or retirement pursuant to subsection 7(d). Notwithstanding the preceding provisions of this subsection 7(b), the Plan Administrator, in its sole discretion, may permit an Employee (i) to exercise an Option that is exercisable immediately prior to the termination of employment, notwithstanding any restrictions and conditions that may be contained in his or her Option Agreement, during a period not to exceed ninety days following his or her termination of employment, and/or (ii) to exercise an Option that becomes exercisable after termination of employment and prior to the termination of such ninety-day period, during such period. In no event, however, may the Plan Administrator permit such Employee to exercise an Option under this subsection 7(b) after the expiration date or dates set forth in the applicable Option Agreement and in no event may the unvested portion of an Option be exercised during such period.

      (c)     Expiration Upon Disability or Death. If the employment of an Employee with LodgeNet terminates by reason of disability (as determined by the Plan Administrator) or death, his or her unexpired Options or portions thereof, if any, held on the date of disability or death that would expire pursuant to the terms of his or her Option Agreement during the twelve month period commencing on the date of disability or death, shall expire on the last day of such twelve-month period. During such twelve-month period, any such Option or portion thereof referred to in the preceding sentence may be exercised by such Employee with respect to the same number of shares and in the same manner and to the same extent as if the Employee had continued as a full-time employee of LodgeNet during such twelve-month period; provided, that the Employee may not exercise any Option or portion thereof which has not vested prior to or during such twelve-

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month period. Any unexpired Option or portion thereof held by the Employee on the date of disability or death, that would expire pursuant to the terms of his or her Option Agreement on a date more than twelve months after the date of disability or death, shall expire unexercised on the date of disability or death.

      (d)     Expiration Upon Retirement. If the employment of an Employee with LodgeNet terminates due to retirement under any qualified retirement plan maintained by LodgeNet, his or her Option shall expire on the earlier to occur of (i) the applicable expiration date or dates set forth in the applicable Option Agreement(s) or (ii) the third anniversary of the date of such termination of employment. If an Employee who has so retired dies prior to exercising in full an Option that has not expired pursuant to the preceding sentence, then notwithstanding the preceding sentence, such Option shall expire on the first anniversary of the date of the Employee’s death. During the period commencing on the date of retirement or death, as the case may be, and ending on the applicable later expiration date, the Options may be exercised by such Employee with respect to the same number of shares and in the same manner and to the same extent as if the Employee had continued as a full-time employee of LodgeNet during such period; provided, that no Option or portion thereof which has not vested prior to or during such period may be exercised.

Section 8.     Exercise of Options.

      8.1     Notice. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Plan Administrator may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee’s copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Corporate Secretary of LodgeNet.

      8.2     Exercise Price. Except as otherwise provided in the Plan or in any Option Agreement, the Participant shall pay the exercise price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Participant subject to Section 16 of the Exchange Act, this payment option shall only be available to the extent such person complies with Regulation T issued by the Federal Reserve Board); (c) by delivering (either actual delivery or by attestation procedures established by LodgeNet) previously owned shares of Common Stock (which the Participant has held for at least six months prior to the delivery of such shares or which the Participant purchased on the open market and in each case for which the Participant has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (d) by directing LodgeNet to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price; (e) by agreeing to surrender Options then exercisable valued at the excess of the aggregate Fair Market Value of the shares of Common Stock subject to such Options on the date of exercise over the aggregate exercise price of such shares; (f) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (g) by any combination of (a), (b), (c), (d) (e) and (f). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to LodgeNet. LodgeNet shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Participant through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. § 220.3(e)(4) or other applicable provision of law.

Section 9.     Stock Appreciation Rights.

      The Plan Administrator may grant either Non-Option Stock Appreciation Rights or Option Stock Appreciation Rights as outlined below.

      9.1     Grant of Non-Option Stock Appreciation Rights. If an Award is designated by the Plan Administrator as a Non-Option Stock Appreciation Right, the value of such Non-Option Stock Appreciation Right

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shall be related to the appreciation in the value of the Common Stock. If any Non-Option Stock Appreciation Rights awarded under the Plan shall be forfeited or canceled, such Non-Option Stock Appreciation Rights may again be awarded under the Plan. Non-Option Stock Appreciation Rights shall be granted at such time or times and shall be subject to such terms and conditions, in addition to the terms and conditions set forth in the Plan, as the Plan Administrator shall determine.

      The receipt of the value of Non-Option Stock Appreciation Rights may be contingent upon either performance or employment standards as determined by the Committee.

      9.2     Non-Option Stock Appreciation Rights Agreements. Non-Option Stock Appreciation Rights issued to an Employee under the Plan shall be governed by a Non-Option Stock Appreciation Rights Agreement that shall set forth the performance or employment standards applicable to the award of Non-Option Stock Appreciation Rights and such other provisions as the Plan Administrator shall determine.

      9.3     Payment for Non-Option Stock Appreciation Rights. Except as otherwise set forth in a Non-Option Stock Appreciation Rights Agreement, upon termination of employment of an Employee with LodgeNet for any reason, the Employee shall be entitled to receive an amount in a lump sum cash payment equal to the number of Non-Option Stock Appreciation Rights Units granted to him with respect to which the applicable employment and/or performance standards have been satisfied, multiplied by the Fair Market Value of a share of Common Stock of LodgeNet determined pursuant to the provisions of Section 6.6.

      9.4     Grant of Option Stock Appreciation Rights. Option Stock Appreciation Rights (“SARs”) will be granted, if at all, at the time of granting of an Option and may be granted either in addition to the related Option (“Nontandem SAR”) or in tandem with the related Option (“Tandem SAR”). At the time of grant of a Nontandem SAR, the Plan Administrator shall specify the base price of Common Stock to be used in connection with the calculation described in Section 9.5 below. The base price of a Nontandem SAR shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant. The number of shares of Common Stock subject to a Tandem SAR shall be one for each share of Common Stock subject to the Option. The number of shares of Common Stock subject to a Nontandem SAR shall be one for each share of Common Stock subject to the Option. No Tandem SAR may be granted to an Employee in connection with an ISO in a manner that will disqualify the ISO under Section 422 of the Code unless the Employee consents thereto.

      9.5     Value of SARs. Upon exercise, a SAR shall entitle the Employee to receive from LodgeNet the number of shares of Common Stock having an aggregate Fair Market Value equal to the following:

(a) in the case of a Nontandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the base price specified in such SAR, multiplied by the number of shares of Common Stock then subject to the SAR, or the portion thereof being exercised.

(b) in the case of a Tandem SAR, the excess of the Fair Market Value of one share of Common Stock as of the date on which the SAR is exercised over the exercise price per share specified in such Option, multiplied by the number of shares then subject to the Option, or the portion thereof as to which the SAR is being exercised.

      Cash shall be delivered in lieu of any fractional shares. The Committee, in its discretion, shall be entitled to cause LodgeNet to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

      9.6     Exercise of Tandem SARs. A Tandem SAR shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Plan Administrator shall specify in the applicable Option Agreement at the time such Tandem SAR is granted. Notwithstanding the preceding sentence, the Tandem SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem

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SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Option, or portion thereof, that is exercised.

      9.7     Exercise of Nontandem SARs.

      (a)     A Nontandem SAR granted under the Plan shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Plan Administrator shall specify in the Option Agreement at the time the Nontandem SAR is granted, which restrictions and conditions and other terms need not be the same for all Employees. Without limiting the generality of the foregoing, the Plan Administrator may specify a minimum number of full shares with respect to which any exercise of a Nontandem SAR must be made.

      (b)     A Nontandem SAR granted under the Plan shall expire on the date specified by the Plan Administrator in the Option Agreement, provided that such date shall not be more than ten years after the date of grant. The Plan Administrator shall specify in the Option Agreement at the time each Nontandem SAR is granted, the time during which the Nontandem SAR may be exercised prior to its expiration and other provisions relevant to the SAR. The Committee, in its discretion, shall have the power to accelerate the dates for exercise of any or all Nontandem SARs or any part thereof, granted under the Plan.

      9.8     Parties Entitled to Exercise SARs. A SAR may be exercised only by the Employee (or by a legatee or legatees of such SAR under his last will, by his executors, personal representatives or distributees, or by an assignee or assignees pursuant to Section 12 below).

      9.9     Settlement of SARs. As soon as is reasonably practicable after the exercise of an SAR, LodgeNet shall (i) issue, in the name of the Employee, stock certificates representing the total number of full shares of Common Stock to which the Employee is entitled pursuant to Section 9.5 hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Plan Administrator causes LodgeNet to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Employee an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

Section 10.     Restricted Stock Awards To Employees and Non-Employee Directors.

      The Plan Administrator may from time to time cause LodgeNet to grant shares of Restricted Stock under the Plan to such Employees and Non-Employee Directors, and subject to such restrictions and conditions and other terms, as the Plan Administrator may determine at the time of grant, subject to the general provisions of the Plan, the applicable Restricted Stock Agreement, and the following specific rules:

      10.1     Performance or Employment Standards. The restrictions applicable to Restricted Stock may be based either on performance or employment or Board service standards. If the restrictions are based upon the performance of LodgeNet, the performance standards shall relate to corporate or business segment performance and may be established in terms including but not limited to growth of gross revenue, cash flow, earnings per share, return on assets, increase in the market price of LodgeNet’s common stock, or return on investment or utilization of assets. Multiple standards may be used and may have the same or different weighting and may relate to absolute performance or relative performance as measured against comparable companies.

      10.2     Restricted Stock Agreements. Shares of Restricted Stock issued to an Employee or Non-Employee Director under the Plan shall be governed by a Restricted Stock Agreement which shall set forth the restrictions applicable to the Award of Restricted Stock and such other provisions as the Plan Administrator shall determine.

      10.3     Issuance of Restricted Stock. LodgeNet shall issue, in the name of the Employee or Non-Employee Director, stock certificates representing the total number of shares of Restricted Stock granted to the Employee or Non-Employee Director, as soon as may be reasonably practicable after such grant, which shall be held by the Corporate Secretary of LodgeNet as provided in Section 10.7 hereof.

      10.4     Rights of Stockholders. Subject to the provisions of Sections 10.3 and 10.5 hereof and Section 11.2, and the restrictions set forth in the related Restricted Stock Agreement, the Employee or Non-

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Employee Director receiving a grant shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

      10.5     Restrictions; Forfeiture. Any share of Restricted Stock granted to an Employee or Non-Employee Director pursuant to the Plan shall be forfeited, and such shares shall revert to LodgeNet, if (i) the Employee or Non-Employee Director violates a non-competition or confidentiality agreement or other condition set forth in the Restricted Stock Agreement, (ii) the Employee’s employment with LodgeNet, or the service of the Non-Employee Director on the Board, terminates prior to a date or dates for expiration of the forfeiture, (iii) the date on which performance standards set forth in the Restricted Stock Agreement fail to be satisfied, or (iv) the date there occurs a violation of any provision of the Restricted Stock Agreement. LodgeNet shall require a forfeiture of Restricted Stock pursuant to this Section 10.5, by giving notice to the Employee or Non-Employee Director at any time within the 30-day period following the applicable date of forfeiture. Upon receipt of such notice, the Corporate Secretary of LodgeNet shall promptly cancel shares of Restricted Stock that are forfeited to LodgeNet.

      10.6     Acceleration. The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions of this Section 10 or contained in any Restricted Stock Agreements shall lapse with respect to any or all shares of Restricted Stock granted under the Plan.

      10.7     Restricted Stock Certificates. The Corporate Secretary of LodgeNet shall hold the certificate or certificates representing shares of Restricted Stock issued under the Plan on behalf of each Participant who holds such shares until such time as the Restricted Stock is forfeited or the restrictions lapse.

      10.8     Terms and Conditions. The Plan Administrator may prescribe such other restrictions and conditions and other terms applicable to the shares of Restricted Stock issued to an Employee or Non-Employee Director under the Plan that are neither inconsistent with nor prohibited by the Plan or any Restricted Stock Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section 10 or in any Restricted Stock Agreement, in installments.

Section 11.     Terms and Conditions of Awards.

      11.1     Each Participant shall agree to such restrictions and conditions and other terms in connection with the grant and exercise of an Award, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Plan Administrator may deem appropriate and as is set forth in the applicable Award Agreement. The certificates delivered to a Participant or to the Corporate Secretary of LodgeNet evidencing the shares of Common Stock acquired upon exercise of an Award may, and upon the grant of Restricted Stock to an Employee or Non-Employee Director shall, bear a legend referring to the restrictions and conditions and other terms contained in the respective Award Agreement and the Plan, and LodgeNet may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Plan Administrator at the time of exercise of an Option or sale of Restricted Stock, each Participant shall execute a written instrument stating that he is purchasing the Common Stock for investment and not with any present intention to sell the same.

      11.2     The obligation of LodgeNet to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Act”), if deemed necessary or appropriate by the Committee, of the Common Stock, Options, SARs, Restricted Stock, and other securities reserved for issuance or that may be offered under the Plan.

Section 12.     Nontransferability.

      Except in connection with unrestricted Common Stock issued pursuant to an Award, Awards granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and

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distribution and shall not be subject to execution, attachment or similar process. The granting of an Award shall impose no obligation upon the applicable Participant to exercise such Award.

Section 13.     Rights as Shareholder.

      A Participant or an assignee of a Participant pursuant to Section 12 shall have no rights as a shareholder with respect to any Common Stock covered by an Award or receivable upon the exercise of an Award until the Participant or transferee shall have become the holder of record of such Common Stock, and, except as provided in Section 14, no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Participant shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Award.

Section 14.     Postponement of Exercise.

      The Plan Administrator may postpone any exercise of an Award for such time as the Plan Administrator in its sole discretion may deem necessary in order to permit LodgeNet (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Award under the Act, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and LodgeNet shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to recognize the exercise of an Award or to sell or issue shares of Common Stock in violation of the Act or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Award and neither LodgeNet nor its directors or officers shall have any obligation or liability to an Participant, to the Participant’s successor or assignee, or any other person, with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 15.     Withholding Taxes.

      Whenever LodgeNet proposes or is required to issue or transfer shares of Common Stock to a Participant under the Plan, LodgeNet shall have the right to require the Participant to remit to LodgeNet an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, LodgeNet shall have the right to require the Participant to remit to LodgeNet an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In connection with an Award in the form of shares of Common Stock, a Participant may elect to satisfy his tax withholding obligation incurred with respect to the Taxable Date (as defined below) of the Award by (a) directing LodgeNet to withhold a portion of the shares of Common Stock otherwise distributable to the Participant, or (b) by transferring to LodgeNet a certain number of shares (either subject to a Restricted Stock Award or previously owned), such shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provisions of the Plan to the contrary, a Participant’s election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Award, and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of an Award, a Participant may make a blanket election with the Plan Administrator that shall govern all future Taxable Dates until revoked by the Participant. If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such an ISO was granted or within one year of such exercise, he shall notify LodgeNet of such disposition and remit an amount necessary to satisfy applicable

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minimum withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, LodgeNet may withhold all or a portion of any salary or other amounts then or in the future owed to such holder as necessary to satisfy such minimum requirements. Taxable Date means the date a Participant recognizes income with respect to an Award under the Code or any applicable state or local income tax law.

Section 16.     Leave of Absence.

      The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by any Participant. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment or service on the Board within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore granted to any Participant who takes such leave of absence.

Section 17.     Termination or Amendment of Plan.

      The Plan Administrator may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan. The Plan Administrator may only materially alter or suspend the Plan or any Award granted hereunder or terminate the Plan without further action on the part of the shareholders of LodgeNet to the extent permitted by law, regulation, and stock exchange or interdealer quotation system requirements. With respect to ISOs, the Plan Administrator may not effect a change inconsistent with Section 422 of the Code or regulations issued thereunder.

      No amendment or termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant, except that the Plan Administrator may amend the Plan in a manner that does affect Awards theretofore granted upon a finding by the Plan Administrator that such amendment is in the best interest of holders of outstanding Awards affected thereby.

Section 18.     Effective Date.

      The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of LodgeNet entitled to be voted by the holders of stock represented at a duly held shareholders’ meeting, within 12 months after the date of adoption of the Plan by the Board.

Section 19.     Requirements of Law.

      The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or national securities associations as may be required, including, but not limited to, the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”) relating to the mandatory forfeiture of certain incentive-based and equity-based compensation, which may also be Awards under the Plan, by an issuer’s (as that term is defined in the Sarbanes Act) chief executive officer and chief financial officer.

Section 20.     Governing Law.

      The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of South Dakota, to the extent not inconsistent with Section 422 of the Code.

Section 21.     Notice.

      Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to LodgeNet (a) on the date it is personally delivered to the Corporate Secretary of LodgeNet at its principal executive offices or (b) three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Corporate Secretary at such offices; and shall be deemed delivered to a Participant or

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assignee (a) on the date it is personally delivered to him or (b) three business days after it is sent by registered or certified mail, postage prepaid, or (c) one business day after it is sent by a nationally recognized overnight courier service, such as Federal Express, in each of (b) and (c), addressed to him at the last address shown on the records of LodgeNet.

Section 22.     Successors.

      In the event of a sale of substantially all of the assets of LodgeNet, or a merger, consolidation or share exchange involving LodgeNet, or a change of control reportable under Item 1 of Form 8-K, the Board may, in its sole discretion, do any of the following or a combination thereof: 1) terminate the Plan and cash out vested Awards; 2) provide for the successor to assume all Awards and credit all service or provide for all vested Awards under this Plan to be exchanged for equivalent Awards under an incentive plan of the successor; or 3) accelerate the vesting of any non-vested Awards at the time of a transaction described in this Section.

Section 23.     Indemnification of the Plan Administrator.

      In addition to such other rights of indemnification as they may have as members of the Board, or as individuals serving as members of the Plan Administrator, the members of the Plan Administrator shall be indemnified by LodgeNet against (a) the reasonable expenses (as such expenses are incurred), including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder; and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by LodgeNet) or paid by them in satisfaction of a judgment in such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Plan Administrator member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of such action, suit or proceeding a Plan Administrator member shall in writing offer LodgeNet the opportunity, at its own expense, to handle and defend the same.

Section 24.     No Contract of Employment or Service on the Board.

      Neither the adoption of the Plan, nor the amendment and the restatement of the Plan, nor the grant of any Award shall be deemed to obligate LodgeNet to continue the employment or service on the Board of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 25.     Gender.

      Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

Section 26.     Forms.

      The Plan Administrator shall approve the forms, and terms, of all Awards granted under this Plan.

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Holder Account Number

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	To elect two persons to the Board of Directors of the Company to serve for three-year terms expiring in 2006 and until such persons’ successors are elected and qualified. The Board of Directors’ nominees are:

	For	Withhold
01 — R. Douglas Bradbury	☐	☐

02 — Richard R. Hylland	☐	☐

B	Issues

The Board of Directors recommends a vote FOR the following proposals.

2.	Approval of 2003 Stock Option and Incentive Plan. To ratify and approve the Company’s 2003 Stock Option and Incentive Plan (the “2003 Plan”), which will authorize up to 900,000 shares available for issuance upon the exercise of awards granted pursuant to the 2003 Plan.	For ☐	Against ☐	Abstain ☐

3.	Ratification of Appointment of Independent Accountants. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003.	For ☐	Against ☐	Abstain ☐

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof	For ☐	Against ☐	Abstain ☐

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate official position or representative capacity.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy — LodgeNet Entertainment Corporation

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held May 14, 2003

The undersigned hereby appoints Mr. Scott C. Petersen and Mr. Gary H. Ritondaro, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each (the “Proxies”), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of LodgeNet Entertainment Corporation (the “Company”) to be held at the Company’s Headquarters and Distribution Center, 3900 W. Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 14, 2003 at 9:00 a.m. Central Daylight Time or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” the election of Mr. R. Douglas Bradbury and Mr. Richard R. Hylland; “FOR” approval of the 2003 Stock Option and Incentive Plan and “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003. If any other business is presented at the Annual Meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Corporate Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending and electing to vote in person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
(Continued and to be signed on reverse side)